                                BROWN & WOOD LLP
                             ONE WORLD TRADE CENTER
                          NEW YORK, NEW YORK 10048-0557

                             TELEPHONE: 212-839-5300
                             FACSIMILE: 212-839-5599

                                                November 26, 1996

Merrill Lynch Multi-State Limited Maturity
 Municipal Series Trust
P.O. Box 9011
Princeton, New Jersey  08543-9011

Ladies and Gentlemen:

      This opinion is furnished in connection with the registration by Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, a Massachusetts business trust (the "Trust"), of shares of beneficial interest, par value $0.10 per share (the "Shares"), under the Securities Act of 1933, as amended, pursuant to a registration statement on Form N-1A (File No. 33- 50417), as amended (the "Registration Statement"), in the amounts set forth under "Amount of Shares Being Registered" on the facing page of the Registration Statement. The Shares being registered consist of the following existing series of Shares of the
Trust: Merrill Lynch Arizona Limited Maturity Municipal Bond Fund, Merrill Lynch California Limited Maturity Municipal Bond Fund, Merrill Lynch Florida Limited Maturity Municipal Bond Fund, Merrill Lynch Massachusetts Limited Maturity Municipal Bond Fund, Merrill Lynch Michigan Limited Maturity Municipal Bond Fund, Merrill Lynch New Jersey Limited Maturity Municipal Bond Fund and Merrill Lynch Pennsylvania Limited Maturity Municipal Bond Fund.

      As counsel for the Trust, we are familiar with the proceedings taken by it in connection with the authorization, issuance and sale of the Shares. In addition, we have examined and are familiar with the Declaration of Trust of the Trust, as amended, the ByLaws of the Trust and such other documents as we have deemed relevant to the matters referred to in this opinion.

      Based upon the foregoing, we are of the opinion that the Shares, upon issuance and sale in the manner referred to in the Registration Statement for consideration not less than the par value thereof, will be legally issued, fully paid and non-assessable shares of beneficial interest, except that shareholders of the Trust may under certain circumstances be held personally liable for the Trust's obligations.

      In rendering this opinion, we have relied as to matters of Massachusetts law upon an opinion of Bingham, Dana & Gould rendered to the Trust.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus and Statement of Additional Information constituting parts thereof.

                                         Very truly yours,


                                         /s/ Brown & Wood LLP


                                        2